UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund: BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2012

Date of reporting period: 05/31/2012

Item 1 – Report to Stockholders

May 31, 2012

Annual Report

BlackRock Small Cap Growth Fund II | of BlackRock Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Dear Shareholder

Much like last year at this time, investors are facing a world of uncertainty and highly volatile markets. One year ago, risk assets were in a broad retreat as investors feared that sovereign debt problems would spread across Europe while economic indicators signaled that both the US and global economic recoveries had slowed. Confidence was further shaken last summer by the prolonged debt ceiling debate in Washington, DC and Standard & Poor’s historic downgrade of US government debt, triggering turmoil in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro news flow became the dominant driver of asset prices, shifting broadly up and down in lock step, in a “risk on” - “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

In October 2011, improving economic data and more concerted efforts from European leaders toward stemming the region’s debt crisis drew investors back to the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as markets saw some relief from the world’s financial woes. Greece agreed to a bailout package and made some progress in restructuring its debt. Financial markets enjoyed a liquidity boost from the European Central Bank’s long-term refinancing operations. Stronger data from the US around the turn of the year, particularly from the labor market, lifted sentiment and the outlook for the global economy brightened. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while rising Treasury yields pressured higher-quality fixed income assets.

However, the risk rally softened in March 2012 as the tone of global news flow turned negative. Europe’s debt problems boiled over once again and slowing growth in China dampened hopes for the global economy. Investors reverted to “risk off” mode and high volatility returned to the markets with large daily swings on news from Greece as the nation struggled with political instability that ultimately threatened its membership in the euro zone. Meanwhile, Spanish sovereign debt yields rose to levels deemed unsustainable amid severe deficit and policymaking issues while the nation’s banks clamored for additional liquidity. Fears continued to mount as investors questioned whether European leaders had the capacity to manage the region’s overarching monetary and fiscal crisis. Political elections slated for 2012 in a number of countries posed an additional layer of uncertainty. In the US, disappointing jobs reports in April and May dealt a crushing blow to investor sentiment as it began to appear that the US economy was headed for a slowdown. Equities declined sharply into the second quarter this year as waves of fear washed over the markets. Investors fled to the relative safety of US Treasury bonds, driving yields down to the lowest levels on record. German and UK government debt and gold also benefitted from the global flight-to-safety.

For the 12-month period ended May 31, 2012, US large cap stocks finished slightly lower while higher-risk small cap stocks posted a more significant loss. International and emerging-market equities, which are more vulnerable to stress from Europe, sold off dramatically. Fixed income markets benefited from generally declining long-term interest rates over the period. US Treasury bonds delivered exceptionally strong returns as investors sought a safe haven for their portfolios. Municipal and corporate bonds also performed well. High yield bonds were impacted by the market’s “risk off” moves, but remained in positive territory for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Markets remain volatile as investors around the world anxiously await the outcome of numerous unknowns. We believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets remain volatile as investors around the world anxiously await the outcome of numerous unknowns.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of May 31, 2012

	6-month	12-month
US large cap equities	6.23%	(0.41)%
(S&P 500® Index)
US small cap equities	4.06	(8.88)
(Russell 2000® Index)
International equities	(4.70)	(20.48)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(1.14)	(20.32)
equities (MSCI Emerging
Markets Index)
3-month Treasury bill	0.03	0.05
(BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	6.04	17.32
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	3.46	7.12
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	6.14	10.77
bonds (S&P Municipal
Bond Index)
US high yield bonds	7.81	3.97
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2012	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Portfolio”), underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period ended May 31, 2012.

What factors influenced performance?

•	Relative to the Russell 2000® Growth Index, weaker stock selection across several sectors detracted from the Portfolio’s returns for the period. Stock selection within the consumer discretionary, energy and financials sectors were the most significant detractors from performance. In consumer discretionary, audio equipment provider Skullcandy, Inc. and online photo developer Shutterfly, Inc. both fell sharply in price over concerns of rising competition within their respective segments. In energy, falling coal demand and spot prices sent holding James River Coal Co. down significantly during the period. Environmental services company Heckmann Corp.’s stock price also fell as natural gas companies cut back production given extremely low natural gas prices. The cuts in production also affected Heckmann Corp.’s shale gas water filtration business. In financials, holding DFC Global Corp. fell sharply on mixed financial results.
•	Contributing most positively to Portfolio performance during the period was stock selection within the health care sector. In particular, investments in biotechnology and pharmaceuticals aided returns. Within biotechnology, holdings Inhibitex, Inc., Cubist Pharmaceuticals, Inc. and Amarin Corp. Plc all rose substantially due to strong company fundamentals and financial results. Within pharmaceuticals, high-conviction holding Jazz Pharmaceuticals Plc also appreciated significantly given the strong demand for the company’s narcolepsy treatment drug.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio decreased its overall weighting in the consumer discretionary sector, eliminating positions in Deckers Outdoor Corp. and Scientific Games Corp. The Portfolio also increased exposure to consumer staples, adding positions in The Hain Celestial Group, Inc. and Sanderson Farms, Inc.

Describe portfolio positioning at period end.

•	At period end, the Portfolio’s most significant overweight relative to the Russell 2000® Growth Index was in the health care sector and its most significant underweight was in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes have above-average prospects for earnings growth.
[3]	The index contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended May 31, 2012

		Average Annual Total Returns [4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.86)%	(13.97)%	N/A	(0.47)%	N/A	6.03%	N/A
Investor A	(1.91)	(14.12)	(18.63)%	(0.72)	(1.79)%	5.77	5.20%
Investor B	(2.47)	(15.12)	(18.86)	(1.88)	(2.21)	4.98	4.98
Investor C	(2.39)	(14.98)	(15.81)	(1.71)	(1.71)	4.82	4.82
Class R.	(2.09)	(14.43)	N/A	(1.13)	N/A	5.52	N/A
Russell 2000® Growth Index	3.24	(9.46)	N/A	0.86	N/A	5.91	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical [6]
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period [5]	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$981.40	$ 6.59	$1,000.00	$1,018.35	$ 6.71	1.33%
Investor A	$1,000.00	$980.90	$ 7.87	$1,000.00	$1,017.03	$ 8.02	1.59%
Investor B	$1,000.00	$975.30	$13.09	$1,000.00	$1,011.75	$13.33	2.65%
Investor C	$1,000.00	$976.10	$12.40	$1,000.00	$1,012.46	$12.63	2.51%
Class R	$1,000.00	$979.10	$ 9.45	$1,000.00	$1,015.45	$ 9.62	1.91%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the Fund and the Portfolio.
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to February 4, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on December 1, 2011 and held through May 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolio may invest in various derivative financial instruments, including options, as specified in Note 2 of the Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Portfolio to hold an investment that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Portfolio’s Notes to Financial Statements.

6	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Statement of Assets and Liabilities	BlackRock Small Cap Growth Fund II

May 31, 2012

Assets
Investments at value — Portfolio (cost — $209,479,441)	$216,837,552
Withdrawals receivable from the Portfolio	227,614
Capital shares sold receivable	224,062
Prepaid expenses	26,225
Total assets	217,315,453

Liabilities
Capital shares redeemed payable	451,676
Transfer agent fees payable	232,229
Service and distribution fees payable	73,752
Administration fees payable	38,399
Officer’s fees payable	19
Other accrued expenses payable	26,525
Total liabilities	822,600
Net Assets	$216,492,853

Net Assets Consist of
Paid-in capital	$194,210,157
Accumulated net investment loss	(486,332)
Accumulated net realized gain allocated from the Portfolio	15,410,917
Net unrealized appreciation/depreciation allocated from the Portfolio	7,358,111
Net Assets	$216,492,853

Net Asset Value
Institutional — Based on net assets of $58,673,470 and 4,436,926 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.22
Investor A—Based on net assets of $75,466,822 and 5,892,309 shares outstanding, 100 million shares authorized, $0.0001 par value	$12.81
Investor B—Based on net assets of $4,586,969 and 401,281 shares outstanding, 100 million shares authorized, $0.0001 par value	$11.43
Investor C—Based on net assets of $40,528,575 and 3,542,538 shares outstanding, 100 million shares authorized, $0.0001 par value	$11.44
Class R—Based on net assets of $37,237,017 and 3,055,892 shares outstanding, 100 million shares authorized, $0.0001 par value	$12.19

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	7

Statement of Operations	BlackRock Small Cap Growth Fund II

Year Ended May 31, 2012

Investment Loss
Net investment income (loss) allocated from the Portfolio:
Dividends — unaffiliated	$1,323,516
Foreign taxes withheld	(8,587)
Securities lending — affiliated	283,169
Dividends — affiliated	4,854
Expenses	(2,771,641)
Fees waived	2,358
Total investment loss	(1,166,331)

Expenses
Administration	716,236
Service — Investor A	348,025
Service and distribution — Investor B	62,345
Service and distribution — Investor C	484,912
Service and distribution — Class R	223,278
Transfer agent — Institutional	308,574
Transfer agent — Investor A	403,684
Transfer agent — Investor B	42,761
Transfer agent — Investor C	236,629
Transfer agent — Class R	168,008
Printing	71,219
Registration	68,046
Professional	56,772
Officer	159
Miscellaneous	19,581
Total expenses	3,210,229
Net investment loss	(4,376,560)

Realized and Unrealized Gain (Loss) Allocated from the Portfolio
Net realized gain from investments, redemptions-in-kind, foreign currency transactions and options written	39,699,962
Net change in unrealized appreciation/depreciation on investments	(86,177,287)
Total realized and unrealized loss	(46,477,325)
Net Decrease in Net Assets Resulting from Operations	$(50,853,885)

See Notes to Financial Statements.

8	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Statements of Changes in Net Assets	BlackRock Small Cap Growth Fund II

	Year Ended May 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment loss	$(4,376,560)	$(6,235,633)
Net realized gain	39,699,962	71,382,222
Net change in unrealized appreciation/depreciation	(86,177,287)	66,655,877
Net increase (decrease) in net assets resulting from operations	(50,853,885)	131,802,466

Distributions to Shareholders From
Net realized gain:
Institutional	(2,917,094)	—
Investor A	(3,971,680)	—
Investor B	(172,651)	—
Investor C	(1,273,905)	—
Class R	(1,150,443)	—
Decrease in net assets resulting from distributions to shareholders	(9,485,773)	—

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(226,996,043)	(43,669,484)

Redemption Fees
Redemption fees	—	18,887

Net Assets
Total increase (decrease) in net assets	(287,335,701)	88,151,869
Beginning of year	503,828,554	415,676,685
End of year	$216,492,853	$503,828,554
Accumulated net investment loss	$(486,332)	—

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	9

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional						Investor A
	Year Ended May 31,						Year Ended May 31,
	2012	2011		2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.67	$11.64		$9.27	$14.20	$16.26	$15.22	$11.34	$9.06	$13.90	$15.96
Net investment loss [1]	(0.12)	(0.13)		(0.11)	(0.07)	(0.09)	(0.14)	(0.16)	(0.14)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	(2.03)	4.16	[2]	2.48 [2]	(4.86)[2]	0.48 [2]	(1.97)	4.04 [2]	2.42 [2]	(4.75)[2]	0.46 [2]
Net increase (decrease) from
investment operations	(2.15)	4.03		2.37	(4.93)	0.39	(2.11)	3.88	2.28	(4.84)	0.34
Distributions from:
Net realized gain	(0.30)	—		—	—	(2.43)	(0.30)	—	—	—	(2.38)
Tax return of capital	—	—		—	—	(0.02)	—	—	—	—	(0.02)
Total distributions	(0.30)	—		—	—	(2.45)	(0.30)	—	—	—	(2.40)
Net asset value, end of year	$13.22	$15.67		$11.64	$9.27	$14.20	$12.81	$15.22	$11.34	$9.06	$13.90

Total Investment Return[3]
Based on net asset value	(13.97)%	34.62	%4	25.57%[5]	(34.72)%[4]	2.88%	(14.12)%	34.22%[4]	25.17%[5]	(34.82)%[4]	2.57%

Ratios to Average Net Assets[6]
Total expenses	1.29%[7]	1.24%[7]		1.31%	1.35%	1.25%	1.57%[7]	1.53%[7]	1.57%	1.59%	1.51%
Net investment loss	(0.84)%	(0.99)%		(1.03)%	(0.69)%	(0.59)%	(1.11)%	(1.28)%	(1.29)%	(0.95)%	(0.83)%

Supplemental Data
Net assets, end of year (000)	$58,673	$155,169		$106,530	$89,346	$157,805	$75,467	$219,005	$184,897	$161,557	$232,600
Portfolio turnover of the Portfolio	143%	127%		114%	75%	70%	143%	127%	114%	75%	70%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.77	$10.38	$8.39	$13.06	$15.01	$13.76	$10.35	$8.35	$12.96	$14.99
Net investment loss [1]	(0.27)	(0.28)	(0.25)	(0.21)	(0.26)	(0.25)	(0.26)	(0.23)	(0.18)	(0.24)
Net realized and unrealized gain (loss)	(1.77)	3.67 [2]	2.24 [2]	(4.46)[2]	0.45 [2]	(1.77)	3.67 [2]	2.23 [2]	(4.43)[2]	0.43 [2]
Net increase (decrease) from investment
operations	(2.04)	3.39	1.99	(4.67)	0.19	(2.02)	3.41	2.00	(4.61)	0.19
Distributions from:
Net realized gain	(0.30)	—	—	—	(2.12)	(0.30)	—	—	—	(2.20)
Tax return of capital	—	—	—	—	(0.02)	—	—	—	—	(0.02)
Total dividends and distributions	(0.30)	—	—	—	(2.14)	(0.30)	—	—	—	(2.22)
Net asset value, end of year	$11.43	$13.77	$10.38	$8.39	$13.06	$11.44	$13.76	$10.35	$8.35	$12.96

Total Investment Return[3]
Based on net asset value	(15.12)%	32.66%[4]	23.72%[5]	(35.76)%[4]	1.61%	(14.98)%	32.95%[4]	23.95%[5]	(35.57)%[4]	1.63%

Ratios to Average Net Assets[6]
Total expenses	2.72%[7]	2.71%[7]	2.78%	2.88%	2.49%	2.52%[7]	2.48%[7]	2.59%	2.66%	2.43%
Net investment loss	(2.30)%	(2.46)%	(2.50)%	(2.22)%	(1.89)%	(2.10)%	(2.24)%	(2.32)%	(2.01)%	(1.77)%

Supplemental Data
Net assets, end of year (000)	$4,587	$8,363	$10,713	$12,197	$29,045	$40,529	$62,040	$60,833	$53,668	$96,449
Portfolio turnover of the Portfolio	143%	127%	114%	75%	70%	143%	127%	114%	75%	70%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	11

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Year Ended May 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.55	$10.88	$8.72	$13.46	$15.54
Net investment loss [1]	(0.19)	(0.20)	(0.17)	(0.14)	(0.17)
Net realized and unrealized gain (loss)	(1.87)	3.87 [2]	2.33 [2]	(4.60)[2]	0.44 [2]
Net increase (decrease) from investment operations	(2.06)	3.67	2.16	(4.74)	0.27
Distributions from:
Net realized gain	(0.30)	—	—	—	(2.33)
Tax return of capital	—	—	—	—	(0.02)
Total distributions	(0.30)	—	—	—	(2.35)
Net asset value, end of year	$12.19	$14.55	$10.88	$8.72	$13.46

Total Investment Return[3]
Based on net asset value	(14.43)%	33.73%[4]	24.77%[5]	(35.22)%[4]	2.12%

Ratios to Average Net Assets[6]
Total expenses	1.91%[7]	1.90%[7]	1.96%	2.12%	1.95%
Net investment loss	(1.49)%	(1.65)%	(1.69)%	(1.49)%	(1.26)%

Supplemental Data
Net assets, end of year (000)	$37,237	$59,251	$52,704	$39,445	$37,245
Portfolio turnover of the Portfolio	143%	127%	114%	75%	70%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less then 0.01%.

See Notes to Financial Statements.

12	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Notes to Financial Statements	BlackRock Small Cap Growth Fund II

1. Organization and Significant Accounting Policies:

BlackRock Small Cap Growth Fund II (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) of BlackRock Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at May 31, 2012 was 100%. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio.

Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: The Fund transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are included in net realized gain from investments, redemptions-in-kind, foreign currency transactions and options written in the Statement of Operations. For the year ended May 31, 2012 the Fund had redemptions-in-kind of $91,414,741.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended May 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	13

Notes to Financial Statements (continued)	BlackRock Small Cap Growth Fund II

appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended May 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,325.

For the year ended May 31, 2012, affiliates received CDSCs as follows:

Investor A	$279
Investor B	$2,920
Investor C	$2,516

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,116
Investor A	$1,967
Investor B	$169
Investor C	$1,363
Class R	$982

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2012 attributable to net operating losses, foreign currency transactions, the sale of stock of passive foreign investment companies, and redemptions in-kind were reclassified to the following accounts:

Paid-in capital	$17,417,568
Accumulated net investment loss	$3,890,228
Accumulated net realized gain allocated from the Portfolio	$(21,307,796)

The tax character of distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 was as follows:

	5/31/2012	5/31/2011
Long-term capital gains	$9,485,773	—

As of May 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$19,153,897
Net unrealized gains [1]	3,128,799
Total	$22,282,696

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.
14	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Notes to Financial Statements (concluded)	BlackRock Small Cap Growth Fund II

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	May 31, 2012		May 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,345,691	$32,697,867	3,516,192	$44,943,221
Shares issued to shareholders in reinvestment of distributions	187,924	2,815,121	—	—
Shares redeemed	(8,000,165)	(119,603,567)	(2,762,315)	(36,007,226)
Net increase (decrease)	(5,466,550)	$(84,090,579)	753,877	$8,935,995

Investor A
Shares sold and automatic conversion of shares	3,138,026	$40,049,475	2,983,255	$38,732,467
Shares issued to shareholders in reinvestment of distributions	268,459	3,900,731	—	—
Shares redeemed	(11,904,602)	(160,014,388)	(4,894,898)	(60,567,716)
Net decrease	(8,498,117)	$(116,064,182)	(1,911,643)	$(21,835,249)

Investor B
Shares sold	110,018	$1,334,450	179,990	$2,102,389
Shares issued to shareholders in reinvestment of distributions	12,776	167,369	—	—
Shares redeemed and automatic conversion of shares	(328,725)	(4,002,380)	(604,363)	(6,818,909)
Net decrease	(205,931)	$(2,500,561)	(424,373)	$(4,716,520)

Investor C
Shares sold	489,435	$5,868,265	682,696	$7,867,480
Shares issued to shareholders in reinvestment of distributions	90,099	1,179,447	—	—
Shares redeemed	(1,546,054)	(18,715,385)	(2,049,738)	(23,358,354)
Net decrease	(966,520)	$(11,667,673)	(1,367,042)	$(15,490,874)

Class R
Shares sold	1,148,960	$14,848,108	1,874,033	$22,927,335
Shares issued to shareholders in reinvestment of distributions	82,942	1,150,401	—	—
Shares redeemed	(2,248,882)	(28,671,557)	(2,644,424)	(33,490,171)
Net decrease	(1,016,980)	$(12,673,048)	(770,391)	$(10,562,836)
Total Net Decrease	(16,154,098)	$(226,996,043)	(3,719,572)	$(43,669,484)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	15

Report of Independent Registered Public Accounting Firm	BlackRock Small Cap Growth Fund II

To the Shareholders of BlackRock Small Cap Growth Fund II and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II (the “Fund”), a series of BlackRock Series, Inc., as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. as of May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
July 25, 2012

Important Tax Information (Unaudited)

The Fund distributed long-term capital gains of $0.295616 per share to shareholders of record on July 20, 2011.

16	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of May 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments
Cubist Pharmaceuticals, Inc.	4%
TiVo, Inc.	4
Jazz Pharmaceuticals Plc	3
ExlService Holdings, Inc.	3
ViroPharma, Inc.	3
CoStar Group, Inc.	2
Acorda Therapeutics, Inc.	2
DFC Global Corp.	2
ACCO Brands Corp.	2
Gentium SpA – ADR	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	25%
Health Care	25
Industrials	15
Consumer Discretionary	14
Energy	7
Materials	5
Consumer Staples	4
Financials	3
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	17

Schedule of Investments May 31, 2012	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.7%
BE Aerospace, Inc. (a)	74,009	$3,206,070
Orbital Sciences Corp. (a)	219,203	2,452,881
TransDigm Group, Inc. (a)	18,400	2,263,200
		7,922,151
Airlines — 0.0%
Alaska Air Group, Inc. (a)	2	69
Auto Components — 1.1%
Dana Holding Corp.	170,568	2,271,966
Biotechnology — 11.9%
Acorda Therapeutics, Inc. (a)	236,303	5,196,303
Alkermes Plc (a)	201,200	3,142,744
Amarin Corp. Plc — ADR (a)	90,267	1,069,664
Biospecifics Technologies (a)	128,315	2,181,355
Cubist Pharmaceuticals, Inc. (a)(b)	207,435	8,322,292
Gentium SpA — ADR (a)	516,035	4,773,324
Onyx Pharmaceuticals, Inc. (a)	25,700	1,176,546
		25,862,228
Building Products — 1.0%
Trex Co., Inc. (a)	74,445	2,166,350
Chemicals — 1.3%
Ferro Corp. (a)	508,135	2,256,119
Georgia Gulf Corp. (a)	18,500	550,560
		2,806,679
Commercial Services & Supplies — 2.2%
ACCO Brands Corp. (a)	531,321	4,845,648
Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV	53,894	1,936,950
Consumer Finance — 2.3%
DFC Global Corp. (a)	307,261	5,063,661
Diversified Telecommunication Services — 1.4%
Cbeyond Communications, Inc. (a)	499,462	2,956,815
Energy Equipment & Services — 1.7%
Heckmann Corp. (a)	200,512	677,731
Hornbeck Offshore Services, Inc. (a)(b)	60,692	2,026,506
Superior Energy Services, Inc. (a)	49,986	1,081,697
		3,785,934
Food & Staples Retailing — 0.7%
United Natural Foods, Inc. (a)	27,700	1,404,390
Food Products — 3.3%
Annie’s, Inc. (a)	7,990	320,798
Darling International, Inc. (a)(b)	88,300	1,237,083
The Hain Celestial Group, Inc. (a)	53,100	2,946,519
Sanderson Farms, Inc.	47,757	2,623,770
		7,128,170
Health Care Equipment & Supplies — 3.9%
ArthroCare Corp. (a)	109,237	2,859,825
GenMark Diagnostics, Inc. (a)	96,247	433,111
Hologic, Inc. (a)	168,100	2,817,356
MAKO Surgical Corp. (a)(b)	107,100	2,432,241
		8,542,533

Common Stocks	Shares	Value
Health Care Technology — 1.4%
ePocrates, Inc. (a)	409,376	$3,103,070
Hotels, Restaurants & Leisure — 2.0%
BJ’s Restaurants, Inc. (a)	7,500	328,425
Caribou Coffee Co., Inc. (a)	315,817	3,758,222
Orient Express Hotels Ltd., Class A (a)	25,800	217,752
		4,304,399
Household Durables — 1.1%
Skullcandy, Inc. (a)(b)	181,448	2,380,598
Internet Software & Services — 3.5%
DealerTrack Holdings, Inc. (a)	111,600	3,046,680
NIC, Inc.	422,844	4,596,314
		7,642,994
IT Services — 6.3%
ExlService Holdings, Inc. (a)	285,663	6,190,317
Global Cash Access, Inc. (a)(b)	444,806	3,135,883
MAXIMUS, Inc.	27,765	1,263,585
WNS Holdings, Ltd. — ADR (a)	205,338	2,254,611
Wright Express Corp. (a)	15,600	874,536
		13,718,932
Leisure Equipment & Products — 1.2%
Brunswick Corp.	115,900	2,538,210
Machinery — 4.8%
Altra Holdings, Inc. (a)	126,196	2,116,307
Tennant Co.	31,600	1,333,520
Terex Corp. (a)	92,110	1,531,789
Titan International, Inc. (b)	79,000	1,769,600
Wabash National Corp. (a)(b)	514,807	3,583,057
		10,334,273
Media — 2.6%
Function X, Inc.	604,725	1,043,151
National CineMedia, Inc.	344,635	4,649,126
		5,692,277
Metals & Mining — 1.1%
Globe Specialty Metals, Inc.	197,893	2,319,306
Oil, Gas & Consumable Fuels — 5.0%
Cheniere Energy, Inc. (a)	124,800	1,752,192
Energy XXI Bermuda Ltd.	107,072	3,324,586
Kodiak Oil & Gas Corp. (a)	128,969	1,045,938
Magnum Hunter Resources Corp. (a)(b)	210,056	846,526
McMoRan Exploration Co. (a)(b)	96,434	938,303
SandRidge Energy, Inc. (a)	170,859	1,084,955
Swift Energy Co. (a)	96,105	1,913,450
		10,905,950
Paper & Forest Products — 2.7%
Kapstone Paper and Packaging Corp. (a)	124,520	1,922,589
Schweitzer-Mauduit International, Inc.	57,372	3,838,187
		5,760,776
Personal Products — 0.4%
Elizabeth Arden, Inc. (a)	22,700	782,242
Pharmaceuticals — 7.6%
Elan Corp. Plc — ADR (a)	267,134	3,729,191
Jazz Pharmaceuticals Plc (a)(b)	166,855	7,208,136
ViroPharma, Inc. (a)(b)	273,654	5,511,391
		16,448,718

Portfolio Abbreviation

ADR           American Depositary Receipts

See Notes to Financial Statements.

18	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services — 4.4%
Corporate Executive Board Co.	58,575	$2,128,616
CoStar Group, Inc. (a)(b)	70,767	5,228,974
On Assignment, Inc. (a)	135,046	2,249,866
		9,607,456
Real Estate Investment Trusts (REITs) — 0.4%
Education Realty Trust, Inc.	87,500	964,250
Road & Rail — 0.3%
Avis Budget Group, Inc. (a)	37,100	550,935
Semiconductors & Semiconductor Equipment — 3.0%
Microsemi Corp. (a)	178,310	3,148,954
Semtech Corp. (a)(b)	137,519	3,312,833
		6,461,787
Software — 9.8%
Fortinet, Inc. (a)	107,339	2,280,954
PROS Holdings, Inc. (a)(b)	135,088	2,030,373
QLIK Technologies, Inc. (a)	107,600	2,445,748
Sourcefire, Inc. (a)	54,900	3,028,284
TiVo, Inc. (a)	960,671	8,204,130
Tyler Technologies, Inc. (a)	35,500	1,324,150
Ultimate Software Group, Inc. (a)(b)	23,435	1,882,533
		21,196,172
Specialty Retail — 4.5%
ANN, Inc. (a)	58,600	1,575,754
The Children’s Place Retail Stores, Inc. (a)	35,099	1,613,501
Express, Inc. (a)	184,602	3,415,137
Lumber Liquidators Holdings, Inc. (a)	111,721	3,249,964
		9,854,356
Textiles, Apparel & Luxury Goods — 1.3%
G-III Apparel Group Ltd. (a)	117,633	2,906,711
Trading Companies & Distributors — 0.4%
United Rentals, Inc. (a)	23,200	801,560
Total Common Stocks — 99.2%		214,968,516

Warrants (c) — 0.0%
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc.
(Issued/exercisable 5/16/11, 1 share for 1
warrant, Expires 5/06/16, Strike Price $17.70)	222,516	2
Total Long-Term Investments
(Cost — $207,610,407) — 99.2%		214,968,518

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (d)(e)	4,846,990	4,846,990

	Beneficial
	Interest
Short-Term Securities	(000)	Value
BlackRock Liquidity Series LLC,
Money Market Series, 0.27% (d)(e)(f)	$26,663	$26,663,181
Total Short-Term Securities
(Cost — $31,510,171) — 14.5%		31,510,171
Total Investments (Cost — $239,120,578*) — 113.7%		246,478,689
Liabilities in Excess of Other Assets — (13.7)%		(29,641,137)
Net Assets — 100.0%		$216,837,552

*	As of May 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:
Tax cost	$243,305,748
Gross unrealized appreciation	$26,042,901
Gross unrealized depreciation	(22,869,960)
Net unrealized appreciation.	$3,172,941

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(d)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/Beneficial Interest Held at May 31, 2011	Net Activity	Shares/Beneficial Interest Held at May 31, 2012	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	3,405,223	1,441,767	4,846,990	$4,854
BlackRock
Liquidity
Series, LLC
Money Market
Series	$13,206,099	$13,457,082	$26,663,181	$283,169

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	19

Schedule of Investments (concluded)	BlackRock Master Small Cap Growth Portfolio

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2012 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Common
Stocks[1]	$213,925,365	—	$1,043,151	$214,968,516
Warrants	—	$2	—	2
Short-Term
Securities	4,846,990	26,663,181	—	31,510,171
Total	$218,772,355	$26,663,183	$1,043,151	$246,478,689

[1]	See above Schedule of Investments for values in each industry excluding Level 3, Media, within the table.

See Notes to Financial Statements.

20	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

May 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $25,747,059) (cost — $207,610,407)	$214,968,518
Investments at value — affiliated (cost — $31,510,171)	31,510,171
Investments sold receivable	1,056,076
Dividends receivable	28,861
Securities lending income receivable — affiliated	17,600
Prepaid expenses	5,081
Total assets	247,586,307

Liabilities
Collateral on securities loaned at value	26,663,181
Investments purchased payable	3,627,718
Investment advisory fees payable	134,291
Other affiliates payable	1,001
Withdrawals payable to investor	227,614
Other accrued expenses payable	94,950
Total liabilities	30,748,755
Net Assets	$216,837,552

Net Assets Consist of
Investors’ capital	$209,479,441
Net unrealized appreciation/depreciation	7,358,111
Net Assets	$216,837,552

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	21

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Year Ended May 31, 2012

Investment Income
Dividends — unaffiliated	$1,323,516
Foreign taxes withheld	(8,587)
Securities lending — affiliated	283,169
Dividends — affiliated	4,854
Total income	1,602,952

Expenses
Investment advisory	2,510,026
Accounting services	98,332
Custodian	67,068
Professional	40,930
Printing	22,685
Directors	11,145
Miscellaneous	21,455
Total expenses	2,771,641
Less fees waived by advisor	(2,358)
Total expenses after fees waived	2,769,283
Net investment loss	(1,166,331)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	18,820,164
Redemptions-in-kind	20,975,123
Foreign currency transactions	788
Options written	(96,113)
39,699,962
Net change in unrealized appreciation/depreciation on investments	(86,177,287)
Total realized and unrealized loss	(46,477,325)
Net Decrease in Net Assets Resulting from Operations	$(47,643,656)

See Notes to Financial Statements.

22	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

	Year Ended May 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment loss	$(1,166,331)	$(2,285,503)
Net realized gain	39,699,962	71,382,222
Net change in unrealized appreciation/depreciation	(86,177,287)	66,655,877
Net increase (decrease) in net assets resulting from operations	(47,643,656)	135,752,596

Capital Transactions
Proceeds from contributions	94,798,165	116,591,779
Value of withdrawals	(334,608,497)	(164,139,682)
Net decrease in net assets derived from capital transactions	(239,810,332)	(47,547,903)

Net Assets
Total increase (decrease) in net assets	(287,453,988)	88,204,693
Beginning of year	504,291,540	416,086,847
End of year	$216,837,552	$504,291,540

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Year Ended May 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	(13.48)%	35.13%	26.12%	(34.16)%	3.35%

Ratios to Average Net Assets
Total expenses	0.77%	0.76%	0.77%	0.78%	0.77%
Total expenses after fees waived	0.77%	0.76%	0.77%	0.78%	0.77%
Net investment loss	(0.32)%	(0.51)%	(0.50)%	(0.13)%	(0.10)%

Supplemental Data
Net assets, end of year (000)	$216,838	$504,292	$416,087	$356,614	$553,670
Portfolio turnover	143%	127%	114%	75%	70%

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	23

Notes to Financial Statements	BlackRock Master Small Cap Growth Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master Small Cap Growth Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Portfolio is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretative positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., options written) the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books

24	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended May 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	25

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Options: The Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended May 31, 2012
Net Realized Loss From
Equity contracts:
Written options	$(96,113)

For the year ended May 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	528
Average notional value of option contracts written	$1,587,075

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

26	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.70%
$1 billion — $3 billion	0.66%
$3 billion — $5 billion	0.63%
$5 billion — $10 billion	0.61%
Greater than $10 billion	0.60%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Capital Management, Inc. (“BCM”), an affiliate of the Manager. The Manager pays BCM, for services it provides a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended May 31, 2012, the Portfolio reimbursed the Manager $2,169 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolio retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Portfolio on the reinvestment of cash collateral is shown as securities lending —affiliated in the Statement of Operations. For the year ended May 31, 2012, BIM received $150,537 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2012, were $509,179,288 and $656,618,524, respectively.

Transactions in options written for the year ended May 31, 2012 were as follows:

	Calls		Puts
	Option Contracts	Premiums Received	Option Contracts	Premiums Received
Outstanding options,
beginning of year	—	—	—	—
Options written	4,492	$506,892	680	$53,704
Options expired	(1,730)	(100,875)	(680)	(53,704)
Options closed	(2,762)	(406,017)	—	—
Outstanding options,
end of year	—	—	—	—

5. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one- month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	27

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2011. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of May 31, 2012, the Portfolio invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock Master Small Cap Growth Portfolio

To the Investor of BlackRock Master Small Cap Growth Portfolio and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master Small Cap Growth Portfolio (the “Portfolio”), a series of BlackRock Master LLC, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC as of May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
July 25, 2012

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Capital Management, Inc. (the “Sub-Advisor”), with respect to the Master Portfolio. BlackRock Small Cap Growth Fund II (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Corporation’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/ or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

30	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Fund, as applicable, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master LLC, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, each for a one-year term ending June 30, 2013. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Fund. BlackRock and its affiliates provide the Master Portfolio and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In particular, BlackRock and its affiliates provide the Master Portfolio and the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Fund, as applicable, throughout the year.

The Board noted that the Fund performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the six-month period in the middle of 2010 detracted from performance. A couple of factors affected performance in 2010, the most significant being poor stock selection. In addition, the fact that the heightened correlation of stocks and valuation did not act as a driving force in market returns created a difficult environment for the Master Portfolio’s portfolio management team.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Portfolio’s/Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Master Portfolio’s/ Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Fund: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expense ratio, as well as the Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

32	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that although the Fund’s contractual management fee ratio was above the median contractual management fee ratio paid by the Fund’s Peers, the contractual management fee ratio was in the third quartile. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Master Portfolio increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase. The Board also considered the extent to which the Master Portfolio and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2013 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	33

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 103 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007
President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 103 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 1999
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 103 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 103 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.
				33 RICs consisting of 103 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 103 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 103 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 103 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 103 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 103 Portfolios	None

34	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 103 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007
Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 103 Portfolios	None

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				161 RICs consisting of 280 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				161 RICs consisting of 280 Portfolios	None

[3] Mr. Audet is an “interested person” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective May 14, 2012, Ian A. MacKinnon became a Director of the Corporation/Master LLC.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	35

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; and Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Fund
and Administrator	Brown Brothers	State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
BlackRock Advisors, LLC	Harriman & Co.	and Trust Company	New York, NY 10022	Wilmington, DE 19809
Wilmington, DE 19809	Boston, MA 02109	Boston, MA 02110

Sub-Advisor	Transfer Agent	Independent Registered	Legal Counsel
BlackRock Capital	BNY Mellon Investment	Public Accounting Firm	Sidley Austin LLP
Management, Inc.	Servicing (US) Inc.	Deloitte & Touche LLP	New York, NY 10019
New York, NY 10055	Wilmington, DE 19809	Boston, MA 02116

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Corporation/Master LLC and Benjamin Archibald became Secretary of the Corporation/Master LLC.

36	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Corporation/ Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Corporation/Master LLC voted proxies relating to securities held in the Fund’s/Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2012	39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SCGII-5/12-AR

Item 2 – Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc.	$7,000	$7,000	$0	$0	$12,350	$12,350	$0	$0
BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC	$31,500	$31,500	$0	$0	$12,100	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to a registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc.	$12,350	$12,350
BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC	$12,100	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.
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(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 2, 2012

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